SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 9, 2004
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-1)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63304
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 256-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2004-1. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2004-1 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2004-1 REMIC Pass-Through Certificates.

     On January 29, 2004, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before January 1, 2004) as of January 1, 2004 of $648,147,631.28. The mortgage loans that have original maturities of at least 20 but not more than 30 years and are not relocation loans, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before January 1, 2004) as of January 1, 2004 of $289,322,972.35. The mortgage loans that have original maturities of at least 20 but not more than 30 years and are relocation loans, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before January 1, 2004) as of January 1, 2004 of $97,935,386.40. The mortgage loans that have original maturities of at least 15 but not more than 20 years, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before January 1, 2004) as of January 1, 2004 of $260,889,272.53. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of January 1, 2004 were 576, 193 and 519, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans (before deduction of the servicing fee) as of January 1, 2004 were 6.064%, 5.567% and 5.445%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of January 1, 2004 were 357.94 months, 355.70 months and 177.90 months , respectively. All mortgage loans have original maturities of at least 15 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans or the pool III mortgage loans were originated prior to October 1, 2002, September 1, 2002 and January 1, 2003, respectively, or after January 1, 2004. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of January 1, 2004 were 359.59 months, 360.00 months and 179.82 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than January 1, 2034. None of the pool III mortgage loans have a scheduled maturity later than January 1, 2019. Each pool I mortgage loan, pool II mortgage loan and pool III mortgage loan had an original principal balance of not less than $66,100, $328,000 and $22,655, respectively, nor more than $2,000,000, $1,200,000 and $1,041,759, respectively. Pool I mortgage loans, pool II mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $6,455,693, $3,205,800 and $419,206 , respectively, as of January 1, 2004, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans, pool II mortgage loans or pool III mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of January 1, 2004 were 66.6%, 75.5% and 55.0%, respectively. No more than $5,275,407, $1,424,580 and $4,688,111 , respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2), 100% and 94%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans.

     At least 94%, 24% and 93%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 6%, 76% and 7%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 42%, none and 75%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and pool III mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool III mortgage loans are 2 and 3, respectively;

     2. the aggregate scheduled principal balances of such pool I mortgage loans and pool III mortgage loans are $227,728 and $1,156,128, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool III mortgage loans, taking into account the loanable value of the pledged additional collateral, are 80.0% and 73.5%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool III mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 99.0% and 88.5%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.250%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $288,163,028 and $1,159,945, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 6.068% and 5.250%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
357.95 months and 356.31 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II premium loans and the pool II discount loans were $93,459,115 and $4,476,272, respectively. The weighted average interest rates of the pool III premium loans and the pool II discount loans, as of the cut-off date, were 5.590% and 5.091%, respectively. The weighted average remaining terms to stated maturity of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 355.70 months and 355.69 months, respectively.

     Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 4.750%. Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 4.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III premium loans and the pool III discount loans were $258,444,696 and $2,444,577, respectively. The weighted average interest rates of the pool II premium loans and the pool III discount loans, as of the cut-off date, were 5.450% and 4.835%, respectively. The weighted average remaining terms to stated maturity of the pool III premium loans and the pool III discount loans, as of the cut-off date, were 177.89 months and 178.12 months, respectively.

      The following tables set forth information regarding the mortgage loans as of January 1, 2004.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                  5                         $  2,102,025

2003                                571                          287,220,947


Total                               576                         $289,322,972
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                  4                          $ 1,729,152

2003                                189                           96,206,234


Total                               193                          $97,935,386
                                    ===                          ===========

                 YEARS OF ORIGINATION OF POOL III MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                519                         $260,889,273


Total                               519                         $260,889,273
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     465                         $237,067,058

Multi-family Dwellings*              15                            8,493,043

Townhouses                           14                            6,334,821

Condominium Units (one to four       23                            9,686,533
stories high)

Condominium Units (over four          9                            5,284,039
stories high)

Cooperative Units                    50                           22,457,478


Total                               576                         $289,322,972
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     180                          $90,771,320

Townhouses                            2                              943,769

Condominium Units (one to four        5                            2,337,907
stories high)

Condominium Units (over four          3                            2,346,229
stories high)

Cooperative Units                     3                            1,536,161


Total                               193                          $97,935,386
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     447                         $227,817,442

Multi-family Dwellings*               5                            2,911,177

Townhouses                            5                            2,451,660

Condominium Units (one to four       15                            6,629,803
stories high)

Condominium Units (over four         10                            4,938,443
stories high)

Cooperative Units                    37                           16,140,748


Total                               519                         $260,889,273
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            561                         $280,829,928

2-family                             12                            7,142,812

3-family                              1                              577,200

4-family                              2                              773,031


Total                               576                         $289,322,972
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            193                          $97,935,386


Total                               193                          $97,935,386
                                    ===                          ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            514                         $257,978,096

2-family                              5                            2,911,177


Total                               519                         $260,889,273
                                    ===                         ============


                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    7                         $    684,374
$150,000 through $199,999             5                              897,459
$200,000 through $249,999             2                              452,727
$250,000 through $299,999             1                              291,794
$300,000 through $349,999            33                           11,228,006
$350,000 through $399,999           130                           49,405,823
$400,000 through $449,999            93                           39,836,468
$450,000 through $499,999            83                           39,934,542
$500,000 through $549,999            64                           33,672,656
$550,000 through $599,999            48                           27,664,722
$600,000 through $649,999            31                           19,489,764
$650,000 through $699,999            25                           17,263,653
$700,000 through $749,999             6                            4,345,928
$750,000 through $799,999            11                            8,642,707
$800,000 through $849,999            10                            8,339,364
$850,000 through $899,999             2                            1,723,160
$900,000 through $949,999             4                            3,651,226
$950,000 through $999,999            19                           18,800,590
$1,000,000 and over                   2                            2,998,009


Total                               576                         $289,322,972
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$299,999 and under                    1                          $   205,091
$300,000 through $349,999            15                            5,101,198
$350,000 through $399,999            37                           13,800,471
$400,000 through $449,999            36                           15,237,705
$450,000 through $499,999            24                           11,353,970
$500,000 through $549,999            19                            9,975,022
$550,000 through $599,999            22                           12,592,343
$600,000 through $649,999            13                            8,084,478
$650,000 through $699,999             6                            4,056,968
$700,000 through $749,999             5                            3,656,871
$750,000 through $799,999             2                            1,588,927
$800,000 through $849,999             1                              823,179
$850,000 through $899,999             5                            4,357,058
$900,000 through $949,999             1                              932,527
$950,000 through $999,999             5                            4,973,355
$1,000,000 and over                   1                            1,196,223


Total                               193                          $97,935,386
                                    ===                          ===========


                         SIZE OF POOL III MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   13                         $    940,056
$150,000 through $199,999             5                              879,915
$200,000 through $249,999             2                              417,544
$250,000 through $299,999             1                              282,885
$300,000 through $349,999            27                            9,230,205
$350,000 through $399,999           116                           43,681,476
$400,000 through $449,999            92                           39,125,148
$450,000 through $499,999            66                           31,574,438
$500,000 through $549,999            40                           20,813,777
$550,000 through $599,999            32                           18,439,029
$600,000 through $649,999            38                           23,838,180
$650,000 through $699,999            21                           14,262,902
$700,000 through $749,999            10                            7,318,326
$750,000 through $799,999            14                           10,906,160
$800,000 through $849,999             7                            5,749,969
$850,000 through $899,999             6                            5,289,993
$900,000 through $949,999            11                           10,306,877
$950,000 through $999,999            17                           16,797,591
$1,000,000 and over                   1                            1,034,802


Total                               519                         $260,889,273
                                    ===                         ============

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.000% - 5.500%                      11                         $  5,202,603

5.501% - 6.000%                     291                          144,678,077

6.001% - 6.500%                     257                          130,258,672

6.501% - 7.000%                      14                            7,664,759

7.001% - 7.500%                       2                            1,227,067

7.501% - 7.750%                       1                              291,794


Total                               576                         $289,322,972
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.500% - 5.000%                       2                          $   835,357

5.001% - 5.500%                      91                           46,372,351

5.501% - 6.000%                      95                           48,110,449

6.001% - 6.500%                       6                            2,617,229


Total                               193                          $97,935,386
                                    ===                          ===========


             DISTRIBUTION OF POOL III MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.500% - 5.000%                      25                         $ 12,215,680

5.001% - 5.500%                     353                          178,213,523

5.501% - 6.000%                     133                           66,459,236

6.001% - 6.375%                       8                            4,000,834


Total                               519                         $260,889,273
                                    ===                         ============

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    216                         $111,340,887

65.001% - 75.000%                   129                           65,416,300

75.001% - 80.000%                   215                          106,110,093

80.001% - 85.000%                     4                            1,700,763

85.001% - 90.000%                     8                            3,176,621

90.001% - 95.000%                     4                            1,578,308


Total                               576                         $289,322,972
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                     22                          $11,748,356

65.001% - 75.000%                    33                           17,442,699

75.001% - 80.000%                   130                           65,538,531

80.001% - 85.000%                     1                              431,455

85.001% - 90.000%                     7                            2,774,345

Total                               193                          $97,935,386
                                    ===                          ===========


                     DISTRIBUTION OF POOL III MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    358                         $181,902,222

65.001% - 75.000%                    93                           44,873,195

75.001% - 80.000%                    67                           33,694,650

80.001% - 85.000%                     1                              419,206


Total                               519                         $260,889,273
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                         $  1,617,414
Arizona                               2                              652,678
California                          219                          108,608,185
Colorado                             10                            4,427,572
Connecticut                          18                           10,023,197
District of Columbia                  7                            3,859,583
Florida                               5                            2,364,724
Georgia                              10                            5,896,066
Hawaii                                1                              547,941
Idaho                                 2                            1,071,826
Illinois                             16                            8,216,404
Indiana                               1                              518,607
Kansas                                2                              862,162
Louisiana                             2                              757,521
Maine                                 1                              673,653
Maryland                             11                            5,800,976
Massachusetts                        19                           10,732,080
Michigan                              5                            2,921,018
Minnesota                             1                              623,364
Mississippi                           1                              447,743
Missouri                              8                            4,557,106
Nevada                                3                            2,019,051
New Jersey                           19                            8,457,087
New Mexico                            1                              514,011
New York                            145                           71,102,447
North Carolina                        9                            4,410,771
Ohio                                  3                            1,478,170
Oregon                                1                              524,418
Pennsylvania                          4                            2,403,808
South Carolina                        3                            1,694,538
Tennessee                             4                            2,260,745
Texas                                 9                            3,900,897
Utah                                  2                            1,643,740
Virginia                             20                            9,361,324
Washington                            9                            4,372,145


Total                               576                         $289,322,972
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Arizona                               2                          $ 1,212,712
California                           33                           18,132,688
Colorado                              4                            1,879,752
Connecticut                          18                            8,859,590
Delaware                              1                              370,360
District of Columbia                  1                              545,894
Florida                               5                            2,255,144
Georgia                               2                              920,585
Illinois                              9                            4,660,703
Indiana                               6                            2,431,281
Kentucky                              1                              449,898
Maryland                              3                            1,340,816
Massachusetts                        16                            8,170,641
Michigan                              8                            3,500,335
Minnesota                             2                            1,008,533
Missouri                              1                              493,694
Nevada                                1                              590,046
New Hampshire                         2                              927,607
New Jersey                           26                           13,870,181
New York                             10                            5,494,178
North Carolina                        1                              439,122
Ohio                                  7                            3,727,806
Oklahoma                              1                              556,280
Pennsylvania                         10                            4,455,656
Texas                                11                            5,388,362
Virginia                             10                            5,325,626
Washington                            2                              927,896


Total                               193                          $97,935,386
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL III MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               4                         $  2,143,743
Arizona                               4                            2,929,123
California                          205                          102,298,618
Colorado                             13                            6,311,395
Connecticut                          20                            9,864,527
Delaware                              2                            1,353,230
District of Columbia                  3                            1,669,534
Florida                              12                            6,380,096
Georgia                              10                            5,217,916
Illinois                             16                            8,427,264
Indiana                               1                              621,101
Kansas                                1                              378,955
Kentucky                              1                              104,725
Maine                                 1                              530,357
Maryland                             10                            5,205,452
Massachusetts                         9                            5,279,179
Michigan                              3                            1,504,474
Minnesota                             2                            1,379,905
Missouri                              9                            4,346,080
Montana                               1                              418,635
Nevada                                5                            2,520,653
New Jersey                           13                            7,762,567
New Mexico                            1                              366,145
New York                            121                           58,260,469
North Carolina                        4                            1,814,497
Ohio                                  4                            1,658,645
Oklahoma                              3                            1,300,377
Oregon                                2                            1,055,203
Pennsylvania                          3                            1,550,197
Rhode Island                          1                              468,570
South Carolina                        5                            2,907,052
Tennessee                             1                              456,657
Texas                                12                            6,171,736
Utah                                  2                              835,974
Virginia                             12                            5,714,506
Washington                            3                            1,681,716


Total                               519                         $260,889,273
                                    ===                         ============

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
               65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
              and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
              ---------   -------    -------    -------    -------    -------     ---------
Less than 620   1.19%      0.31%      0.10%      0.12%      0.17%      0.00%         1.90%
620-649         1.20%      0.76%      0.88%      0.00%      0.00%      0.00%         2.83%
650-699         8.60%      4.58%      6.44%      0.33%      0.14%      0.00%        20.09%
700-749        11.30%      8.86%     13.02%      0.15%      0.51%      0.12%        33.96%
750-799        15.78%      7.92%     15.87%      0.17%      0.28%      0.29%        40.30%
800 and above   0.41%      0.18%      0.19%      0.00%      0.00%      0.14%         0.91%

Total          38.48%     22.61%     36.49%      0.78%      1.10%      0.55%       100.00%
               ======     ======     ======      =====      =====      =====       =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
               65.000%    65.001%-   75.001%-   80.001%-   85.001%-
              and below   75.000%    80.000%    85.000%    90.000%  All Loans
              ---------   -------    -------    -------    -------  ---------
Less than 620   0.00%      0.00%      3.05%      0.00%      0.82%      3.87%
620-649         0.00%      0.99%      3.47%      0.00%      0.45%      4.91%
650-699         0.81%      2.61%     13.18%      0.00%      0.85%     17.45%
700-749         3.04%      7.48%     25.10%      0.44%      0.36%     36.41%
750-799         7.79%      6.29%     22.12%      0.00%      0.36%     36.55%
800 and above   0.35%      0.45%      0.00%      0.00%      0.00%      0.80%

Total          12.00%     17.81%     66.92%      0.44%      2.83%    100.00%
               ======     ======     ======      =====      =====    =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                RATIOS AT ORIGINATION OF POOL III MORTGAGE LOANS

FICO Score                          Loan-to-value ratio
---------                           -------------------
               65.000%    65.001%-   75.001%-   80.001%-
              and below   75.000%    80.000%    85.000%   All Loans
              ---------   -------    -------    -------   ---------
Less than 620   0.69%      0.00%      0.32%      0.00%      1.02%
620-649         1.65%      0.21%      0.15%      0.00%      2.02%
650-699         9.55%      3.20%      2.55%      0.00%     15.30%
700-749        28.28%      5.85%      4.26%      0.16%     38.54%
750-799        28.59%      7.94%      5.63%      0.00%     42.16%
800 and above   0.96%      0.00%      0.00%      0.00%      0.96%

Total          69.72%     17.20%       12.92%    0.16%    100.00%
               ======     ======       ======    =====    =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By:
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: January 9, 2004